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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Fabio Chiesa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Wrestle-Plex Sports Entertainment Group, Ltd., Inc. for the year ended July 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Wrestle-Plex Sports Entertainment Group, Ltd.




                                      By:      /s/ Fabio Chiesa
                                               ---------------------------------

                                      Name:    Fabio Chiesa

                                      Titles:  Chief Executive Officer
                                               Chief Financial Officer

                                      Date:    October 29, 2002